Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Stellar Acquisition III Inc. (the “Company”) on Form 10-K for the year ended November 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), I, Prokopios (Akis) Tsirigakis, Chairman of the Board, co-Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

Date: February 9, 2018	By:	/s/ Prokopios (Akis) Tsirigakis
Prokopios (Akis) Tsirigakis
Chairman of the Board, co-Chief Executive Officer and President (Principal Executive Officer)